UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2025

EXPAND ENERGY CORPORATION

(Exact name of registrant as specified in its Charter)

Oklahoma	001-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)

(405) 848-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXE	The Nasdaq Stock Market LLC
Class A Warrants to purchase Common Stock	EXEEW	The Nasdaq Stock Market LLC
Class B Warrants to purchase Common Stock	EXEEZ	The Nasdaq Stock Market LLC
Class C Warrants to purchase Common Stock	EXEEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mohit Singh, Executive Vice President and Chief Financial Officer of Expand Energy Corporation (the “Company”) will depart the Company to pursue other interests due to a termination without cause, effective August 13, 2025. Mr. Singh will receive post-employment benefits in accordance with the Company’s Executive Severance Plan, subject to the satisfaction of the terms and conditions therein.

Brittany Raiford, 39, the Company’s current Vice President - Treasurer, has been appointed as the Interim Chief Financial Officer and has assumed the duties as principal financial officer of the Company, effective August 13, 2025, while the Company conducts a search for a permanent Chief Financial Officer. Ms. Raiford joined the Company on October 1, 2024 upon the closing of the merger with Southwestern Energy Company (“Southwestern”). Ms. Raiford joined Southwestern in 2011. From 2020 to 2023, she served as Southwestern’s Director and then Vice President, Investor Relations, and from 2011 to 2020, she served as Senior Manager, Financial Reporting and Operations Accounting. Ms. Raiford earned her B.B.A. in Accounting and M.S. in Finance from Texas A&M University.

In connection with Ms. Raiford’s appointment as Interim Chief Financial Officer and principal financial officer, Ms. Raiford will receive (i) an annual base salary of $334,750, (ii) a monthly cash stipend of $12,000, and (iii) restricted stock units (“RSUs”) with a grant date fair market value of $200,000 under the Company’s 2021 Long Term Incentive Plan. The RSUs will vest in equal installments over the three-year period following the applicable grant date, subject to Ms. Raiford’s continued service to the Company on each applicable vesting date.

There are no arrangements or understandings between Ms. Raiford and any other person pursuant to which she was appointed principal financial officer. Ms. Raiford does not have any family relationships with any director or executive officer of the Company, or person nominated or chosen by the Company to become a director or executive officer, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company entered into an indemnification agreement with Ms. Raiford, in the form filed by the Company as Exhibit 10.7 to the Company’s Form 10-K filed on February 26, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPAND ENERGY CORPORATION

By:	/s/ Chris Lacy
Chris Lacy
Executive Vice President, General Counsel and Corporate Secretary

Date: August 14, 2025